                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 29th day of December, 1998 by and between WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Borrower"), EACH OF THE SUBSIDIARIES OF THE BORROWER SIGNATORY HERETO (collectively, the "Guarantors"), the LENDERS SIGNATORY HERETO (the "Lenders") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Credit Agreement dated as of August 7, 1998 (as amended hereby and as from time to time further amended, supplemented or replaced, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Agreement, to amend certain financial covenants contained in the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Credit Agreement and the other Loan Documents shall mean the Credit Agreement as hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Applicable Margin" in Section 1.2 of the Credit Agreement is hereby deleted and the following new definition is inserted in replacement thereof:

                  "Applicable Margin" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters most recently ended as specified below:



                                                               Applicable
                                                               Margin for        Applicable         Applicable
                                        Applicable Margin      Eurodollar      Margin for Base    Margin for Base
                                       for Eurodollar Rate     Rate Loans      Rate Loans that    Rate Loans that
                                          Loans that are        that are        are Revolving     are Segments of
                                        Revolving Loans or     Segments of        Loans or          Term Loan B
                      Consolidated       Segments of Term      Term Loan B    Segments of Term        and Term
           Tier      Leverage Ratio           Loan A         and Term Loan C       Loan A              Loan C
         ---------- ------------------ --------------------- ---------------- ------------------ ------------------
             I      Equal to or less          1.75%               2.75%             .75%               1.75%
                    than 4.00 to 1.00
         ---------- ------------------ --------------------- ---------------- ------------------ ------------------
            II        Greater than            2.00%               2.75%             1.00%              1.75%
                    4.00 to 1.00 and
                      less than or
                    equal to 4.50 to
                          1.00
         ---------- ------------------ --------------------- ---------------- ------------------ ------------------
            III       Greater than            2.25%               3.00%             1.25%              2.00%
                    4.50 to 1.00 and
                      less than or
                    equal to 5.00 to
                          1.00
         ---------- ------------------ --------------------- ---------------- ------------------ ------------------
            IV        Greater than            2.50%               3.00%             1.50%              2.00%
                    5.00 to 1.00 and
                      less than or
                    equal to 6.00 to
                          1.00
         ---------- ------------------ --------------------- ---------------- ------------------ ------------------
             V        Greater than            2.75%               3.375             1.50%              2.00%
                      6.00 to 1.00
         ---------- ------------------ --------------------- ---------------- ------------------ ------------------

         The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to SECTION 9.1(A) and (B) hereof, subject to review and confirmation of such computations by the Agent, and shall be effective (the "Effective Date") commencing on the first Business Day next following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; PROVIDED HOWEVER, if the Borrower shall fail to deliver any such certificate within the time period required by SECTION
         9.1 hereof, then the Applicable Margin shall be Tier V until the appropriate certificate is so delivered; and PROVIDED FURTHER, that from December 30, 1998 through the Effective Date first occurring after December 31, 1999, the Applicable Margin shall be as set forth in Tier V.

                  (b) Section 3.1 of the Credit Agreement is hereby amended by adding a new clause (d) at the end thereof which shall read as follows:

                           (d) LIMITATION ON REVOLVING CREDIT OUTSTANDINGS. In
                  addition to the limitation on Revolving Credit Outstandings set forth elsewhere in this Agreement, the Borrower agrees that from the Closing Date through December 31, 1999 it shall not permit the amount of Revolving Credit Outstandings on any date to exceed $110,000,000; provided that this limitation on Revolving Credit Outstandings shall remain in place on and after December 31, 1999 if and for so long as any Event of Default has occurred and is continuing. If at any time there shall be Revolving Credit Outstandings in excess of $110,000,000, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with the restriction contained in this section.

                  (c) Section 10.22(b) of the Credit Agreement is hereby deleted and the following new subsection (b) is inserted in replacement thereof:

                           (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit
                  Consolidated Fixed Charge Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                           Closing Date through
                           March 31, 1999                          .80 to 1.00

                           April 1, 1999 through
                           June 30, 1999                           .60 to 1.00

                           July 1, 1999 through
                           September 30, 1999                      .75 to 1.00

                           October 1, 1999 through
                           September 30, 2000                     1.10 to 1.00

                           October 1, 2000
                           and thereafter                         1.50 to 1.00

                  (d) Section 10.22(c) of the Credit Agreement is hereby deleted and the following new subsection (c) is inserted in replacement thereof:

                           (c) CONSOLIDATED INTEREST COVERAGE RATIO. Permit
                  Consolidated Interest Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                           Closing Date through
                           March 31, 1999                         1.80 to 1.00

                           April 1, 1999 through
                           June 30, 1999                          1.60 to 1.00

                           July 1, 1999 through
                           September 30, 1999                     1.70 to 1.00

                           October 1, 1999 through
                           September 30, 2000                     2.25 to 1.00

                           October 1, 2000
                           and thereafter                         3.00 to 1.00

                  (e) Section 10.22(d) of the Credit Agreement is hereby deleted and the following new subsection (d) is inserted in replacement thereof:

                           (d) CONSOLIDATED LEVERAGE RATIO. Permit Consolidated
                  Leverage Ratio to be greater than the ratio indicated below at any time during the period indicated:

                           April 1, 1999 through
                           September 30, 1999                     6.25 to 1.00

                           October 1, 1999 through
                           March 31, 2000                         5.00 to 1.00

                           April 1, 2000 through
                           September 30, 2000                     4.50 to 1.00

                           October 1, 2000 through
                           June 30, 2001                          3.00 to 1.00

                           July 1, 2001 through
                           September 30, 2001                     3.50 to 1.00

                           October 1, 2001
                           and thereafter                         3.00 to 1.00

                  (f) Section 10.22(e) of the Credit Agreement is hereby deleted and the following new subsection (e) is inserted in replacement thereof:
                           (e) CONSOLIDATED EBITDA. Permit Consolidated EBITDA
                  to be less than the amount indicated below at the date indicated:

                           Fourth fiscal quarter end 1998          $36,000,000

                           First fiscal quarter end 1999           $39,000,000

         3. AMENDMENT FEE. The Borrower agrees to pay to the Agent for the benefit of the Lenders signatory hereto on the effective date of this Agreement an amendment fee (the "Amendment Fee") equal to .20% of the aggregate Commitments of the Lenders signatory hereto, which fee shall be earned as of such date and shall be allocated among the Lenders based upon their respective Commitment.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

                  (a) The representations and warranties made by it in Article VIII of the Credit Agreement (other than Section 8.6(b) to the extent certain material adverse changes in the condition of the Borrower and its Subsidiaries have been disclosed to the Agent and the Lenders) are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in
         Section 8.6(c) shall be those most recently furnished to each Lender pursuant to Section 9.1(a) and (b) of the Credit Agreement;

                  (b) The Borrower and each Guarantor has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

                  (c) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower delivered under Section 9.1 of the Credit Agreement;

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         5. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         8. ENFORCEABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:

                                           WINDMERE-DURABLE HOLDINGS, INC.

                                           By:  /s/ Cindy Solovci
                                                -------------------------------
                                           Name: Cindy Solovci
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           AGENT:

                                           NATIONSBANK, NATIONAL
                                           ASSOCIATION, as Agent for the Lenders


                                           By:  /s/ Andrew M. Airheart
                                                -------------------------------
                                           Name: Andrew M. Airheart
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           LENDERS:

                                           NATIONSBANK, NATIONAL
                                           ASSOCIATION


                                           By:  /s/ Andrew M. Airheart
                                                -------------------------------
                                           Name: Andrew M. Airheart
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           ABN AMRO BANK N.V.

                                           By:  /s/ Deborah Day Orozco
                                                -------------------------------
                                           Name: Deborah Day Orozco
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------



                                           By:  /s/ Robert Lozano
                                                -------------------------------
                                           Name: Robert Lozano
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           BANKATLANTIC


                                           By:  /s/ Ana C. Bolduc
                                                -------------------------------
                                           Name: Ana C. Bolduc
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           BANK LEUMI LE-ISRAEL


                                           By:  /s/ Joseph F. Realini
                                                -------------------------------
                                           Name: Joseph F. Realini
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           SCOTIABANC INC.


                                           By:  /s/ Frank F. Sandler
                                                -------------------------------
                                           Name: Frank S. Sandler
                                                -------------------------------
                                           Title: Relationship Manager
                                                 ------------------------------


                                           PARIBAS


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BARCLAYS BANK PLC


                                           By:  /s/ Gregory Roll
                                                -------------------------------
                                           Name: Gregory Roll
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           BHF-BANK ATKIENGESELLSCHAFT


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           CREDITANSTALT CORPORATE FINANCE, INC.


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           ERSTE BANK NEW YORK


                                           By:  /s/ Arcinee Hovanessian
                                                -------------------------------
                                           Name: Arcinee Hovanessian
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           By:  /s/ John S. Runnion
                                                -------------------------------
                                           Name: John S. Runnion
                                                -------------------------------
                                           Title: First Vice President
                                                 ------------------------------


                                           FLEET BANK, N.A.


                                           By:  /s/ Thomas J. Levy
                                                -------------------------------
                                           Name: Thomas J. Levy
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           IMPERIAL BANK, A CALIFORNIA BANKING
                                           CORPORATION


                                           By:  /s/ Jamie Hamey
                                                -------------------------------
                                           Name: Jamie Hamey
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           THE LONG-TERM CREDIT BANK OF JAPAN,
                                           LTD.


                                           By:  /s/ Akihiko Haruyama
                                                -------------------------------
                                           Name: Akihiko Haruyama
                                                -------------------------------
                                           Title: Head of Southeast Region
                                                 ------------------------------


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION


                                           By:  /s/ Toshihiro Hayashi
                                                -------------------------------
                                           Name: Toshihiro Hayashi
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           NATIONAL BANK OF CANADA


                                           By:  /s/ Michael Bloomenfeld
                                                -------------------------------
                                           Name: Michael Bloomenfeld
                                                -------------------------------
                                           Title: Vice President & Manager
                                                 ------------------------------


                                           SANWA BUSINESS CREDIT CORPORATION


                                           By:  /s/ Stanley Kaminski
                                                -------------------------------
                                           Name: Stanley Kaminski
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           SUMMIT BANK


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           USTRUST


                                           By:  /s/ Thomas F. Macina
                                                -------------------------------
                                           Name: Thomas F. Macina
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           ALLIANCE INVESTMENT OPPORTUNITIES
                                           FUND, L.L.C.

                                           By: ALLIANCE INVESTMENT OPPORTUNITIES
                                               MANAGEMENT, L.L.C., as Managing
                                               Member

                                               By:  ALLIANCE CAPITAL MANAGEMENT
                                                    L.P., as Managing Member

                                               By:  ALLIANCE CAPITAL MANAGEMENT
                                                    CORPORATION, as General
                                                    Partner
                                           By:  /s/ Sheryl Rothman
                                                -------------------------------
                                           Name: Sheryl A. Rothman
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           ALLIANCE CAPITAL MANAGEMENT L.P., as
                                           Manager on behalf of ALLIANCE CAPITAL
                                           FUNDING, L.L.C.

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                               CORPORATION, General Partner of
                                               Alliance Capital Management L.P.


                                           By:  /s/ Sheryl Rothman
                                                -------------------------------
                                           Name: Sheryl A. Rothman
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           BALANCED HIGH-YIELD FUND I LTD

                                           By: BHF-BANK AKTIENGESELLSCHAFT,
                                               acting through its New York
                                               Branch, as attorney-in-fact


                                           By:  /s/ Steven Alexander
                                                -------------------------------
                                           Name:  Steven Alexander
                                                -------------------------------
                                           Title: Assistant Treasurer
                                                 ------------------------------


                                           By:  /s/ Peter Leibman
                                                -------------------------------
                                           Name:  Peter Leibman
                                                -------------------------------
                                           Title: Assistant Treasurer
                                                 ------------------------------


                                           BHF-BANK AKTIENGESELLSCHAFT


                                           By:  /s/ Steven Alexander
                                                -------------------------------
                                           Name:  Steven Alexander
                                                -------------------------------
                                           Title: Assistant Treasurer
                                                 ------------------------------


                                           By:  /s/ Peter Leibman
                                                -------------------------------
                                           Name:  Peter Leibman
                                                -------------------------------
                                           Title: Assistant Treasurer
                                                 ------------------------------


                                           INDOSUEZ CAPITAL FUNDING III, LIMITED

                                           By: INDOSUEZ CAPITAL as Portfolio
                                               Advisor


                                           By:  /s/ Francoise Berthelot
                                                -------------------------------
                                           Name: Francoise Berthelot
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           BANK AUSTRIA CREDITANSTALT CORPORATE
                                           FINANCE, INC., f.k.a. Creditanstalt
                                           Corporate Finance, Inc.


                                           By:  /s/ Scott Kray
                                                -------------------------------
                                           Name: Scott Kray
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           By:  /s/ Gary Andresen
                                                -------------------------------
                                           Name: Gary Andresen
                                                -------------------------------
                                           Title: Associate
                                                 ------------------------------

                                           NATIONSBANC MONTGOMERY SECURITIES LLC


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           ARES LEVERAGED INVESTMENT FUND, L.P.

                                           By: ARES Management, L.P.


                                           By:  /s/ Michelle M. Hsu
                                                -------------------------------
                                           Name:   Michelle Hsu
                                           Title:  Vice President


                                           ARES LEVERAGED INVESTMENT FUND II,
                                           L.P.

                                           By: ARES Management II, L.P.

                                           By:  /s/ Michelle M. Hsu
                                                -------------------------------
                                           Name:   Michelle Hsu
                                           Title:  Vice President

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THIS AMENDMENT OF THE CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS ___TH DAY OF DECEMBER, 1998:

                                           WINDMERE CORPORATION


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary/Treasurer
                                                 ------------------------------


                                           WINDMERE HOLDINGS CORPORATION


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                           WINDMERE HOLDINGS CORPORATION II


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                           WINDMERE FAN PRODUCTS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           JERDON PRODUCTS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------

                                           CONSUMER PRODUCTS AMERICAS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                           EDI MASTERS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Assistant Vice President
                                                 ------------------------------


                                           WINDMERE INNOVATIVE PET PRODUCTS,
                                           INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           BAY BOOKS & TAPES, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                           FORTUNE PRODUCTS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           HOUSEHOLD PRODUCTS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary and Treasurer
                                                 ------------------------------

                                           HP DELAWARE, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           HP AMERICAS, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           HPG LLC


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Treasurer
                                                 ------------------------------


                                           HP INTELLECTUAL CORP


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary and Treasurer
                                                 ------------------------------


                                           WD DELAWARE, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                           WD DELAWARE II, INC.


                                           By:  /s/ Cindy Solovei
                                                -------------------------------
                                           Name: Cindy Solovei
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------